Restricted Net Assets	12 Months Ended
Dec. 31, 2019
Restricted Net Assets [Abstract]
Restricted Assets
20. Restricted Net Assets
Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s PRC subsidiaries and VIEs can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to the general reserve fund and the statutory surplus fund respectively. The general reserve fund and the statutory surplus fund require that annual appropriations of 10% of net after-tax
income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB14.2 million, or 4.7% of the Company’s total consolidated net assets, as of December 31, 2019. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries and VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders.